Longboard MANAGED FUTURES STRATEGY Fund

CLASS A SHARES (SYMBOL: WAVEX)

CLASS I SHARES (SYMBOL: WAVIX)

Summary Prospectus October 1, 2019

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 1, 2019, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://regdocs.thegeminicompanies.com/longboard/. You can also obtain these documents at no cost by calling
1-855-294-7540 or by sending an email request to OrderLongboard@ultimusfundsolutions.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.longboardfunds.com. and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

Investment Objective. The primary investment objective of the Longboard Managed Futures Strategy Fund (the “Fund”) is to seek positive absolute returns.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 17 of this Prospectus. Sales loads and waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the original offering price or NAV at redemption)	1.00%(1)	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management (Unitary) Fees(2)	2.94%	2.94%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	3.19%	2.94%
(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 12 months of their purchase when an initial sales charge was not paid on the purchase.
(2)	The Fund’s Adviser, Longboard Asset Management, LP, provides investment advisory service and pays most of the Fund’s operating expenses (with certain exceptions) in return for a “unitary fee” (exclusive of any interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.; Acquired fund fees, expenses related to investments in short positions, and dividends, if any, will be borne by the Fund and will not be included in the unitary management fee).

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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$878	$1,502	$2,148	$3,868
Class I	$297	$910	$1,548	$3,261

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the Fund’s fiscal year ended May 31, 2019, the Fund’s portfolio turnover rate was 0.00% of the average value of the portfolio.

Principal Investment Strategies. The Fund seeks to achieve its investment objectives using two principal strategies, a Futures Strategy and a Fixed Income Strategy:

Futures Strategy. The Fund pursues its investment objective by employing a trend following strategy (identifying opportunities as prices trend up and down) similar in general concept to the managed futures industry at large. The strategy is systematic and rules based. The Adviser will consider a variety of exchange traded futures contracts and forward contracts. The Fund’s holdings, either direct or held through a wholly-owned and controlled subsidiary, Longboard Fund Limited (the “Subsidiary”), will generally be diversified across the equities, energies, interest rates, grains, meats, soft commodities (such as sugar, coffee, and cocoa), currencies, and metals sectors; and will also be diversified across North America, Asia, Europe, Australia, and potentially Africa and South America. Through its investment in futures contracts and forward contracts, the Adviser seeks to capture long term trends in the global financial markets and commodities. Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future.

To pursue the Fund’s Futures Strategy, the Fund intends to invest up to 25% of its total assets in the Subsidiary. Assets in the Fund’s Subsidiary will be invested in commodity-related derivatives pursuant to the Futures Strategy. The Fund may also invest directly in certain financial-related derivatives with a portion of its assets pursuant to the Futures Strategy. Additionally, the Fund will, at times, purchase options on futures contracts, to cover the potential obligation regarding delivery of assets specified in the contracts. The Fund anticipates that it will generally invest between 5-30% of its assets (whether directly or through the Subsidiary) pursuant to the Futures Strategy.

The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

Fixed Income Strategy. The Fixed Income strategy is designed to generate absolute returns from interest income with less volatility than equity markets by investing primarily in U.S. Dollar-denominated fixed income securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations, (3) U.S. asset-backed securities (“ABS”) and (4) U.S. structured notes. The Fund restricts fixed income securities to those having a short-term rating of prime (highest short-term debt category) and/or a long-term rating of investment grade (BBB- or higher). The fixed income portion of the Fund’s portfolio will be invested without restriction as to individual security maturity, but the average duration (a measure of interest rate risk similar to maturity) of the fixed income portfolio will not exceed 5 years. The Fund generally invests between 70-95% of its assets pursuant to the Fixed Income Strategy and/or in cash and cash equivalents, although it reserves the right to invest up to 100% of its assets pursuant to the Fixed Income Strategy and/or in cash and cash equivalents.

The Adviser acts as the adviser to both the Fund and the Subsidiary.

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Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Commodities Risk: Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
•	Options Risk: Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying futures contract, forward contract or commodity that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the futures contract, forward contract or commodity underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.
•	Derivatives Risk: The Fund may use derivatives (including commodity futures, options on futures and swap agreements) to enhance returns or hedge against market declines. The Fund’s indirect use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk, counterparty default risk and tracking risk. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.
•	Fixed Income Securities Risk: Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Generally, as interest rates increase, prices decrease. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Fixed income securities are also subject to prepayment and credit risks.
•	Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
•	Structured Notes Risk: Structured notes involve leverage risk, tracking risk and issuer default risk.
•	Asset-Backed Securities (“ABS”) Risk: ABS are subject to credit risk because underlying loan borrowers or obligors may default. Additionally, these securities are subject to prepayment risk because the underlying loans or assets held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans or assets. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate.
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•	Foreign Investment Risk: Foreign investments involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. These risks may be greater in emerging markets and in less developed countries.
•	Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Leverage Risk: Using derivatives like commodity futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the
•	Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Management Risk: The risk that investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.
•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to anticipate accurately the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.
•	Strategy Risk: The risk that investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	Tax Risk: Certain of the Fund’s investment strategies, including transactions in options, futures contracts, forward contracts, swap contracts and hedging transactions, may be subject to the special tax rules, the effect of which may have adverse tax consequences for the Fund. Also, while investing in commodities indirectly through the Subsidiary, will permit the Fund to obtain exposure to the commodities markets, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Additionally, the Internal Revenue Service (“IRS”) has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary would constitute “qualifying income” for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). However, the IRS has suspended issuance of any further letters on this issue in 2011, and in 2016 added this issue to its list of issues on which it would not provide private letter ruling guidance to taxpayers. In connection with this ‘no rule’ decision, the Internal Revenue Service revoked many of these prior letter rulings as being
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inconsistent with its current ‘no-rule’ private letter ruling policy, but did not otherwise appear to repudiate the actual technical analysis it applied in the prior rulings. If the IRS were to change its position with respect to the technical analysis and conclusions reached in those revoked private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

•	Regulatory Change Risk: The Adviser has, on behalf of the Fund, filed a notice with the National Futures Association claiming an exemption from certain of the CFTC’s reporting and disclosure requirements in accordance with Part 4 of the CFTC regulations. If, in the future, the Adviser determines that it is not eligible for this exemption or other relief from CFTC regulation, the Fund will be required to comply with CFTC regulations regarding disclosure and reporting. Compliance with such requirements will likely increase the costs associated with an investment in the Fund.
•	Wholly-Owned Subsidiary Risk: The Subsidiary, Longboard Fund Limited, will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Adviser has, on behalf of the Subsidiary, filed a notice with the National Futures Association claiming exemption from the CFTC’s reporting requirements in accordance with Part 4 of the CFTC Regulations pursuant to no-action relief for certain subsidiaries of registered investment companies. Under this no-action letter guidance, the CFTC provides relief relating to CFTC disclosure requirements for commodity pools, such as the Subsidiary, that are wholly-owned subsidiaries of registered investment companies (such as the Fund). The Adviser also claims exemption from the CFTC’s disclosure requirements in accordance with Part 4 of the CFTC Regulations, which provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a CPO that is the same as, controls, is controlled by or is under common control with the CPO of an offered pool (such as the Fund). Changes in the laws or regulations of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Although only 25% of the Fund’s assets may be invested in the Subsidiary, that portion of the Fund’s assets may be highly leveraged, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

•	Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.
•	High Portfolio Turnover Risk: In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, resulting in an expected portfolio turnover rate of 0% for the Fund. However, if these instruments were included in the calculation, the Fund’s strategy would result in frequent portfolio trading and a high portfolio turnover rate (typically greater than 300%). By investing on a shorter-term basis, the Subsidiary may trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liabilities to shareholders in the Fund.
•	Interest Rate Risk: Certain tax requirements dictate that only 25% of the Fund’s assets can be invested in the Subsidiary in order to gain exposure to commodities. As a result, a significant portion of the Fund’s assets will be invested in short-term interest rate instruments or securities to increase returns. If interest rates increase, the Fund may earn interest at rates below prevailing market rates.
•	Cyber Security Risk: As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.
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Performance. The bar chart and Average Annual Total Returns table give some indication of the risks of investing in the Fund. The bar chart shows the performance of Class I shares of the Fund for each full calendar year since the Fund’s inception. The Average Annual Total Returns table shows how the Fund’s average annual returns compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by calling the Fund toll-free at 855-294-7540.

Class I Shares[1]

Calendar Year Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2019 was -10.86%.

During the period shown in the bar chart, the best performance for a quarter was 12.53% (for the quarter ended March 31, 2015). The worst performance was -7.75% (for the quarter ended June 30, 2013).

Average Annual Total Returns for the periods ended December 31, 2018

	One Year	Five Years	Life of Fund
Class I Shares
Return Before Taxes	-10.37%	3.32%	2.86%*
Return After Taxes on Distributions	-10.38%	2.30%	2.06%
Return After Taxes on Distributions and Sale of Fund Shares	-6.14%	2.18%	1.91%
Class A shares
Return Before Taxes	-15.78%	1.83%	1.35%**
BofAML 3 Month Treasury Bill (reflects no deduction for fees, expenses or taxes)	1.88%	0.63%	0.50%
SG Trend Index (reflects no deduction for fees, expenses or taxes)	-8.11%	0.97%	0.46%

*       Class I shares of the Longboard Managed Futures Strategy Fund commenced operations on June 27, 2012.

**       Class A shares of the Longboard Managed Futures Strategy Fund commenced operations on March 22, 2013.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Class I Shares. After tax returns for Class A shares will vary.

The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months.

The SG Trend Index is designed to track the 10 largest (by AUM) trend following commodity trading advisors (“CTAs”) and is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers.

[1] The return shown in the bar chart is for Class I shares. The performance of Class A shares will differ due to differences in expenses.

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Investment Adviser. Longboard Asset Management, LP serves as the Fund’s investment adviser (the “Adviser”).

Investment Adviser Portfolio Managers. The following serve as the Fund’s portfolio managers:

Portfolio Manager	Primary Title	Manager Since
Cole Wilcox	Chief Executive Officer and Chief Investment Officer	June 2012
Michael Striano	Portfolio Manager	July 2017
Sarah Baldwin	Portfolio Manager	April 2018

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Longboard Managed Futures Strategy Fund, c/o Gemini Fund Services, LLC, 17645 Wright Street, Suite 200, Omaha NE 68130), or by telephone at 1-855-294-7540. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment is $2,500, and $10,000, for Class A and Class I shares respectively, with a minimum subsequent investment of $250, and $2,500 for Class A and Class I shares, respectively, although the Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred arrangements, such as 401(k) plans and individual retirement accounts, may be taxed later upon withdrawal of assets from such plans or accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank, registered investment adviser, plan sponsor, administrator or other service provider who may be affiliated with the Adviser or the distributor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Broker-dealers may charge commissions on brokerage transactions in Clean Shares, which are shares purchased at net asset value without any sales load and 12b-1 distribution /service fees. Ask your salesperson or visit your financial intermediary’s website for more information.

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